Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orbit E-Commerce, Inc. (the "Company") on Form 10-QSB for the period ended April 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 12, 2008        By:   /s/ Douglas C. Lloyd
       -------------              ------------------------
                                  Douglas C. Lloyd,
                                  President and Chief Executive Officer


Dated: June 12, 2008        By:   /s/ Douglas C. Lloyd
       -------------              ------------------------
                                  Douglas C. Lloyd,
                                  Principal Financial Officer